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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  Form 8-K/A-1


                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported)
                               February 2, 1998


                  CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED
               (Exact name of Registrant as specified in charter)


  MARYLAND                          33-99994                     13-3726306
 (State of                    (Commission File No.)            (IRS Employer
organization)                                                Identification No.)


                       50 Rockefeller Plaza, 2nd Floor
                           New York, New York 10020
                    (Address of principal executive offices)


                                 (212) 492-1100
                         (Registrant's telephone number)
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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS



(C)  EXHIBITS

    The following exhibits are filed as part of this Current Report on Form 8-K:


                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                          Exhibit                               Page
-----------                          -------                               ----
No.
---

10.1 Lease Agreement dated September 30, 1997 by and between CPA:12, Inc., as Landlord, and Westell, Inc., as Tenants.

10.2 Lease Agreement dated November 26, 1997 by and between CPA:12, Inc., as Landlord, and Randall International, as Tenants.

10.3 Lease Agreement dated December 31, 1997 by and between CPA:12, Inc., as Landlord, and Sandwich Co-operative Bank, as Tenants.

10.4 Lease Agreement dated November 12, 1997 by and between CPA:12, Inc., as Landlord, and Brown Institute, Ltd., as Tenants.

10.5 Lease Agreement dated September 25, 1997 by and between CPA:12, Inc., as Landlord, and GDE Systems, Inc., as Tenants.

10.6 Lease Agreement dated July 8, 1997 by and between CPA:12, Inc., as Landlord, and PAGG Corporation, as Tenants.

10.7 Lease Agreement dated September 23, 1997 by and between CPA:12, Inc., as Landlord, and Texas Freezer Company, Inc., as Tenants.

10.8        Lease Agreement dated February 2, 1998 by and between CPA:12, Inc.
            and CPA:14, Inc., as Landlords and Etec Systems, Inc., as Tenants.

10.9 Lease Agreement dated December 16, 1997 by and between CPA:12, Inc., as Landlord, and Perry Graphic Communications, Inc., as Tenants.




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CORPORATE PROPERTY ASSOCIATES
                                    12 INCORPORATED




                                    By: /s/Claude Fernandez
                                        ------------------------------
                                           Claude Fernandez


Dated: April 8, 1998


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